Equity Based Compensation	8 Months Ended
Sep. 30, 2021
Share-based Payment Arrangement [Abstract]
Share-based Compensation
NOTE 12. EQUITY-BASED COMPENSATION
Upon Closing of the Business Combination, the Board approved the Cipher Mining Inc. Incentive Award Plan (the “Incentive Award Plan”). The Incentive Award Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, restricted stock units, stock appreciation rights, and other stock or cash-based awards to employees, consultants and directors.
Initially, up to 19,869,312 shares of Common Stock are available for issuance under awards granted pursuant to the Incentive Award Plan. In addition, the number of shares of Common Stock available for issuance under the Incentive Equity Plan will be increased on January 1 of each calendar year beginning in 2022 and ending in 2031 by an amount equal to the lesser of (a) three percent (3%) of the total number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares determined by the Board. As of September 30, 2021, 19,869,312 shares of Common Stock are available for issuance under the Equity Incentive Plan.